UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 20, 2024

BMO 2024-5C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002034419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

UBS AG

(Central Index Key number 0001685185)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2024 (the “Closing Date”), BMO 2024-5C6 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-5C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C6, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2024 under Commission File No. 333-255934-15. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Prime Northeast Portfolio Whole Loan”) relating to the Mortgage Loan (the “Prime Northeast Portfolio Mortgage Loan”) secured by the portfolio of Mortgaged Properties identified on the Mortgage Loan Schedule as Prime Northeast Portfolio was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On November 20, 2024, the Controlling Pari Passu Companion Loan with respect to the Prime Northeast Portfolio Whole Loan was contributed to the commercial mortgage securitization transaction (the “Benchmark 2024-V11 Securitization”) involving the issuance of the Benchmark 2024-V11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V11 (the “Benchmark 2024-V11 Certificates”). Upon the issuance of the Benchmark 2024-V11 Certificates, the servicing and administration of the Prime Northeast Portfolio Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2024-V11 Certificates, dated as of November 1, 2024 (the “Benchmark 2024-V11 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “Benchmark 2024-V11 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2024-V11 PSA, in the form most recently filed with the Commission by or on behalf of the Benchmark 2024-V11 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2024-V11 PSA applicable to the servicing of the Prime Northeast Portfolio Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on September 12, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-15, but will differ in certain respects as described below and, treating the Benchmark 2024-V11 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Prime Northeast Portfolio Whole Loan becoming a specially serviced loan under the Benchmark 2024-V11 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Prime Northeast Portfolio Whole Loan accruing at a rate equal to (a) 0.25% per annum, or (b) if such rate in clause (a) would result in a Special Servicing Fee with respect to the Prime Northeast Portfolio Whole Loan or the related REO Loan that would be less than $5,000 in any given month, then the Special Servicing Fee Rate for such month for the Prime Northeast Portfolio Whole Loan or the related REO Loan will be the higher per annum rate as would result in a Special Servicing Fee equal to $5,000 for such month with respect to the Prime Northeast Portfolio Whole Loan or the related REO Loan.

•	In connection with a workout of the Prime Northeast Portfolio Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than late payment charges and default interest) of interest and principal received on the Prime Northeast Portfolio Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000, and further subject to a minimum workout fee of $25,000, in the aggregate with respect to any particular workout of the Prime Northeast Portfolio Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to 1% of the related proceeds received in connection with the liquidation of the Prime Northeast Portfolio Whole Loan or the related REO Loan, subject to a maximum liquidation fee of $1,000,000, and further subject to a minimum liquidation fee of $25,000, in the aggregate with respect to the Prime Northeast Portfolio Whole Loan or the related REO Loan.
•	The related Outside Master Servicer or Outside Special Servicer, as applicable, is required to inspect or cause to be inspected each Mortgaged Property securing the Prime Northeast Portfolio Whole Loan at such times and in such manner as is consistent with the servicing standard, but in any event is required to inspect each Mortgaged Property with an allocated loan amount of (A) $2,000,000 or more at least once every 12 months (commencing in 2025) and (B) less than $2,000,000 at least once every 24 months (commencing in 2025) (or, in each case, at such decreased frequency as each rating agency shall have provided a rating agency confirmation relating to the Benchmark 2024-V11 Certificates and serviced companion loan securities, if any), in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Benchmark 2024-V11 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-5C6 – Form 8-K